Exhibit 10.27

AMENDMENT TO

EXCLUSIVE DISTRIBUTION AGREEMENT

BETWEEN

SCILEX PHARMACEUTICALS INC.

AND

CARDINAL HEALTH 105, INC.

This Amendment to the Exclusive Distribution Agreement (“Amendment”) is dated effective as of the 24th day of May, 2018 (“Effective Date”) and is by and between Scilex Pharmaceuticals Inc. (“Client”) and Cardinal Health 105, Inc. (“Cardinal Health”) referred to each individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Cardinal Health and Client are Parties to an Exclusive Distribution Agreement (the “Agreement”) dated as of August 6, 2015 and the Parties desire to amend the Agreement as provided in this Amendment; and

WHEREAS, the Parties mutually agree to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree that the Agreement is hereby amended as follows:

1. Replacement of Defined Term. All references in the Agreement referencing the Statement of Work (“SOW”) are deleted in their entirety and replaced with Operating Guidelines (“OPG”).

2. Client’s Name. Client’s legal name in the Agreement erroneously included a comma. Accordingly, all references to the Client’s legal name are amended and restated, in their entirety, to read as “Scilex Pharmaceuticals Inc.”

3. Preamble. Client’s address in the preamble of the Agreement is amended and restated, in its entirety, to read as follows: “27201 Puerta Real, Suite 235, Mission Viejo, CA 92691”.

4. Facility. Section 3.1 is hereby amended and restated, in its entirety, to read as follows:

“3.1           Facility. Client shall deliver Product to Cardinal Health at Cardinal Health’s facility located at 501 Mason Road, Ste 200, LaVergne, TN 37086, or to such other distribution facility as may be designated by Cardinal Health to Client in writing (“Facility”).

5. Notices. Client’s information in Section 14 of the Agreement is amended and restated, in its entirety, to read as follows:

“To Client:	Scilex Pharmaceuticals Inc.
27201 Puerta Real, Suite 235
Mission Viejo, CA 92691
Attention: Paul Larger

With a copy to:	Scilex Pharmaceuticals Inc.
4955 Directors Place
San Diego, CA 92121
Attention: Legal Department
Facsimile: […***…]

6. Exhibit A. Exhibit A (List of Products) is amended and restated, in its entirety, with Exhibit A attached hereto and incorporated herein.

7. No Other Changes. Except as specifically set forth in this Amendment, the Agreement will continue in full force and effect without change.

8. Interpretation. To the extent there are any inconsistencies between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment will control. Capitalized terms not otherwise defined herein shall have the same meaning given those terms in the Agreement, it being the intent of the Parties that the Agreement and this Amendment will be applied and construed as a single instrument. The Agreement, as modified by this Amendment, constitute the entire agreement between Cardinal Health and Client regarding the subject matter of this Amendment and supersede all prior or contemporaneous writings and understandings between the Parties regarding the same.

9. Counterparts. This Amendment may be executed in one or more counterparts (with facsimile or portable document format (.pdf)) signatures acceptable), each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed Amendment shall constitute an original.

10. Authorized Signatories. All signatories to this Amendment represent that they are authorized by their respective companies to execute and deliver this Amendment on behalf of their respective companies, and to bind such companies to the terms herein.

IN WITNESS, WHEREOF, the Parties hereto have agreed to this Amendment by having their duly authorized representative execute this Amendment effective as of the Effective Date first written above.

CARDINAL HEALTH 105, INC.		SCILEX PHARMACEUTICALS INC.

By:	/s/ Joel Wayment	By:	/s/ William Pedranti

Joel Wayment		William Pedranti

VP, Operations		President, Operations

Date:	May 29, 2018	Due:	June 3, 2018

<Signature Page to Amendment>

EXHIBIT A

LIST OF PRODUCTS

PRODUCT NAME	RODUCT DESCR.	PRODUCT PART/NOC	CONTROLLED Y/N